                                                                    EXHIBIT 99.2

                               GUARANTY AGREEMENT

                                  BY AND AMONG

                               OCEAN ENERGY, INC.,
                                  AS GUARANTOR,

                              JPMORGAN CHASE BANK,
                           AS ADMINISTRATIVE AGENT AND
                        AS AUCTION ADMINISTRATIVE AGENT,

                                  BANK ONE, NA,
                                       AND
                              FLEET NATIONAL BANK,
                             AS SYNDICATION AGENTS,

                                  BNP PARIBAS,
                                       AND
                          WELLS FARGO BANK TEXAS, N.A.,
                            AS DOCUMENTATION AGENTS,

                             BANK OF AMERICA, N.A.,
                                BANK OF MONTREAL,
                             THE BANK OF NOVA SCOTIA

                                       AND

                        DEUTSCHE BANK AG NEW YORK BRANCH,
                               AS MANAGING AGENTS,



                            DATED AS OF MAY 31, 2002
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                                TABLE OF CONTENTS

                                    ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS
Section 1.1       Terms Defined in Recitals..............................................................    1
Section 1.2       Certain Definitions....................................................................    1
Section 1.3       Credit Agreement Definitions...........................................................    2

                                   ARTICLE II
                                    GUARANTY
Section 2.1       Obligations Guaranteed.................................................................    2
Section 2.2       Nature of Guaranty.....................................................................    2
Section 2.3       Lenders' Rights........................................................................    2
Section 2.4       Guarantor's Waivers....................................................................    3
Section 2.5       Maturity of Obligations; Payment.......................................................    3
Section 2.6       Lenders' Expenses......................................................................    3
Section 2.7       Obligation.............................................................................    3
Section 2.8       Events and Circumstances Not Reducing or Discharging the Guarantor's Obligations.......    3
Section 2.9       Limitations on Obligation of the Guarantor Hereunder...................................    5
Section 2.10               Subrogation...................................................................    5

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
Section 3.1       Representations and Warranties.........................................................    6
Section 3.2       Covenants..............................................................................    7

                                   ARTICLE IV
                          SUBORDINATION OF INDEBTEDNESS
Section 4.1       Subordination of all Guarantor Claims..................................................    7
Section 4.2       Claims in Bankruptcy...................................................................    7
Section 4.3       Payments Held in Trust.................................................................    8
Section 4.4       Liens Subordinate......................................................................    8
Section 4.5       Notation of Records....................................................................    8

                                    ARTICLE V
                                  MISCELLANEOUS
Section 5.1       Successors and Assigns.................................................................    8
Section 5.2       Notices................................................................................    9
Section 5.3       Authority of Administrative Agent......................................................    9
Section 5.4       CONSTRUCTION...........................................................................    9
Section 5.5       Survival of Obligations................................................................   10
Section 5.6       Interest...............................................................................   10

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT dated as of May 31, 2002 is by Ocean Energy, Inc., a corporation duly organized and validly existing under the laws of the state of Louisiana (the "Guarantor"), in favor of each of the financial institutions that is now or hereafter a party to the Credit Agreement (as defined below) as a "Lender" (individually, a "Lender" and, collectively, the "Lenders"), JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent") and auction administrative agent (in such capacity, the "Auction Administrative Agent"), Bank One, NA and Fleet National Bank, as syndication agents (in such capacity, the "Syndication Agents"), BNP Paribas and Wells Fargo Bank Texas, N.A., as documentation agents (in such capacity, the "Documentation Agents"), Bank of America, N.A., Bank of Montreal, The Bank of Nova Scotia, and Deutsche Bank AG New York Branch, as managing agents (in such capacity, the "Managing Agents").

                                    Recitals

         A. Ocean Energy, Inc., a Delaware corporation (the "Company"), the Administrative Agent, the Syndication Agents, the Documentation Agents, the Managing Agents and the Auction Administrative Agent (collectively the "Agents") and the Lenders have executed that certain Revolving Credit Agreement dated as of even date herewith (such credit agreement, as amended, the "Credit Agreement").

         B. One of the terms and conditions stated in the Credit Agreement for the making of the Loans and extensions of credit described in the Credit Agreement is the execution and delivery to the Agents and the Lenders of this Guaranty Agreement.

         C. NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lenders to enter into the Credit Agreement and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

                                   ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

         Section 1.1 Terms Defined in Recitals. As used in this Guaranty Agreement, the terms defined in the Recitals shall have the meanings indicated in the Recitals.

         Section 1.2 Certain Definitions. As used in this Guaranty Agreement, including the Recitals, the following terms shall have the following meanings, unless the context otherwise requires:

         "Guarantor Claims" shall have the meaning indicated in Section 4.1.

         "Guaranty Agreement" shall mean this Guaranty Agreement, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified.

         "Obligations" shall mean: (a) the payment and performance of all present and future "Obligations" (as defined in the Credit Agreement) and any other obligations and liabilities of the Company to the Agents and the Lenders under the Credit Agreement, including but not limited to, the full and punctual payment of the Loans and any and all promissory notes given in connection with the Credit Agreement, or in modification, renewal, extension or rearrangement thereof in whole or in part;
(b) all obligations of the Guarantor under this Guaranty Agreement; and (c) all interest (whether pre- or post- petition), charges, expenses, reasonable attorneys' or other fees and any other sums payable to the Agents and the Lenders in connection with the execution, administration or enforcement of any of their rights and remedies hereunder or any other Loan Document.

         Section 1.3 Credit Agreement Definitions. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.

                                   ARTICLE II
                                    GUARANTY

         Section 2.1 Obligations Guaranteed. The Guarantor hereby irrevocably and unconditionally guarantees the full and prompt payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of the Obligations.

         Section 2.2 Nature of Guaranty. This guaranty is an absolute, irrevocable, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Obligations or any extension of credit already or hereafter contracted by or extended to the Company need be given to the Guarantor. This guaranty may not be revoked by the Guarantor and shall continue to be effective with respect to debt under the Obligations arising or created after any attempted revocation by the Guarantor and shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto no Obligations may be outstanding. The Company, the Agents and the Lenders may modify, alter, rearrange, extend for any period and/or renew from time to time, the Obligations and the Agents and the Lenders may waive any Defaults or Events of Default without notice to the Guarantor and in such event the Guarantor will remain fully bound hereunder on the Obligations. Subject to the terms of the Credit Agreement, this Guaranty Agreement may be enforced by the Agents and/or the Lenders and any subsequent holder of the Obligations and shall not be discharged by the assignment or negotiation of all or part of the Obligations. The Guarantor hereby expressly waives presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Obligations, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of the Agents and the Lenders being conclusively presumed by their request for this Guaranty Agreement and delivery of the same to the Administrative Agent.

         Section 2.3 Lenders' Rights. Subject to the terms of the Credit Agreement, the Guarantor authorizes the Lenders (or the Administrative Agent on behalf of the Lenders), without notice or demand and without affecting the Guarantor's obligation hereunder, to take and hold agreed-upon security for the payment of the Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as the Agents and the Lenders in their discretion may determine; and to obtain a guaranty

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of the Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

         Section 2.4 Guarantor's Waivers. The Guarantor waives any right to require the Agents and the Lenders to (a) proceed against the Company or any other Person liable on the Obligations, (b) enforce their rights against any other guarantor of the Obligations, (c) proceed or enforce their rights against or exhaust any security given to secure the Obligations, (d) have the Company joined with the Guarantor in any suit arising out of this Guaranty Agreement and/or the Obligations or (e) pursue any other remedy whatsoever. Neither the Agents nor the Lenders shall be required to mitigate damages or take any action to reduce, collect or enforce the Obligations. The Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Company or any other guarantor of the Obligations, and shall remain liable hereon regardless of whether the Company or any other guarantor be found not liable thereon for any reason.

         Section 2.5 Maturity of Obligations; Payment. The Guarantor agrees that if the maturity of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor. The Guarantor will, forthwith upon notice from the Administrative Agent of the Company's failure to pay the Obligations at maturity, pay to the Administrative Agent for the benefit of the Agents and the Lenders at the Administrative Agent's Principal Office, the amount due and unpaid by the Company and guaranteed hereby. The failure of the Administrative Agent to give this notice shall not in any way release the Guarantor hereunder.

         Section 2.6 Lenders' Expenses. If the Guarantor fails to pay the Obligations after notice from the Administrative Agent of the Company's failure to pay any Obligations at maturity (whether by acceleration or otherwise), and if the Agents or the Lenders obtain the services of an attorney for collection of amounts owing by the Guarantor hereunder, or obtain advice of counsel in respect of any of their rights under this Guaranty Agreement, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, receivership or other judicial proceedings for the establishment or collection of any amount owing by the Guarantor hereunder, or if any amount owing by the Guarantor hereunder is collected through such proceedings, the Guarantor agrees to pay to the Administrative Agent at its Principal Office the reasonable attorneys' fees of the Agents and the Lenders.

         Section 2.7 Obligation. It is expressly agreed that the obligation of the Guarantor for the payment of the Obligations guaranteed hereby shall be primary and not secondary.

         Section 2.8 Events and Circumstances Not Reducing or Discharging the Guarantor's Obligations. The Guarantor hereby consents and agrees, to each of the following to the fullest extent permitted by law, that its obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which it might otherwise have as a result of or in connection with any of the following:

                  (a) Modifications, etc. any renewal, extension, modification, or increase in the amount of the Commitments as in effect on the date hereof, decrease, alteration or rearrangement of all or any part of the Obligations, any Loan Document or any instrument executed in connection therewith, or any contract or understanding between the Company, any Agent and/or the Lenders, or any other Person, pertaining to the Obligations;

                  (b) Adjustment, etc. any adjustment, indulgence, forbearance or compromise that might be granted or given by the Agents or the Lenders to the Company, the Guarantor or any Person liable on the Obligations;

                  (c) Condition of the Company or the Guarantor. the insolvency, bankruptcy, arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Company or the Guarantor or any other Person at any time liable for the payment of all or part of the Obligations; or any sale, lease or transfer of any or all of the assets of the Company or the Guarantor, or any changes in the shareholders of the Company or the Guarantor;

                  (d) Invalidity of Obligations. the invalidity, illegality or unenforceability of all or any part of the Obligations or any Loan Document for any reason whatsoever, including without limitation the fact that the Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Obligations or any part thereof is ultra vires, the officers or representatives executing any Loan Document or otherwise creating the Obligations acted in excess of their authority, the Obligations violate applicable usury laws, the Company has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from the Company, the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any Loan Document) is illegal, uncollectible, legally impossible or unenforceable, or the Credit Agreement or other Loan Documents have been forged or otherwise are irregular or not genuine or authentic;

                  (e) Release of Obligors. any full or partial release of the obligation of the Company on the Obligations or any part thereof, of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations or any part thereof, it being recognized, acknowledged and agreed by the Guarantor that the Guarantor may be required to pay the Obligations in full without assistance or support of any other Person, and the Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that other parties other than the Company will be liable to perform the Obligations, or that the Agents and the Lenders will look to other parties to perform the Obligations;

                  (f) Security. the taking or accepting of any security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations;

                  (g) Release of Collateral, etc. any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations;

                  (h) Care and Diligence. the failure of any Agent or any Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

                  (i) Status of Liens. the fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by the Guarantor that the Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Obligations;

                  (j) Payments Rescinded. any payment by the Company to any Agent or Lender is held to constitute a preference under the bankruptcy laws, or for any reason an Agent or Lender is required to refund such payment or pay such amount to the Company or someone else; or

                  (k) Other Actions Taken or Omitted. any other action taken or omitted to be taken with respect to the Credit Agreement or the other Loan Documents, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations.

         Section 2.9 Limitations on Obligation of the Guarantor Hereunder. The parties hereto (i) intend that the obligation of the Guarantor hereunder be limited to the maximum amount that would not result in the obligation created hereby being avoidable under Section 548 of the Federal Bankruptcy Code (11 U.S.C. Section 548; hereinafter "Section 548") or other applicable state fraudulent conveyance or transfer law and (ii) agree that this Guaranty Agreement shall be so construed. Accordingly, the obligation of the GuarAntor hereunder is limited to an amount that is the greater of (x) the "reasonably equivalent value" or "fair consideration" received by the Guarantor in exchange for the obligation incurred hereunder, within the meaning of Section 548, as amended, or any applicable state fraudulent conveyance or transfer law, as amended, or (y) the lesser of (1) the maximum amount that will not render the Guarantor insolvent or (2) the maximum amount that will not leave the Guarantor with any Property deemed an unreasonably small capital. Clauses (1) and (2) are and shall be determined pursuant to Section 548, as amended, or other applicable state fraudulent conveyance or transfer law, as amended.

         Section 2.10 Subrogation. The Guarantor shall not exercise any rights which it may acquire by way of subrogation, reimbursement, exoneration, indemnification or participation, by any payment made under this Guaranty Agreement, under any other Loan Document or otherwise until the Obligations have been paid in full and the Commitments are terminated.

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Except as described in this Section, the Guarantor further waives any benefit of any right to participate in any security now or hereafter held by the Agents and/or the Lenders.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 3.1 Representations and Warranties. In order to induce the Agents and the Lenders to accept this Guaranty Agreement, the Guarantor represents and warrants to the Agents and Lenders (which representations and warranties will survive the creation of the Obligations and any extension of credit thereunder) that:

                  (a) Benefit to the Guarantor. The Guarantor is a wholly-owned Subsidiary of the Company and the Guarantor's guaranty pursuant to this Guaranty Agreement reasonably may be expected to benefit, directly or indirectly, the Guarantor; and the Guarantor has determined that this Guaranty Agreement is necessary and convenient to the conduct, promotion and attainment of the business of the Guarantor and the Company.

                  (b) Corporate Existence. The Guarantor: (i) is duly organized and validly existing under the laws of the jurisdiction of its formation; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

                  (c) No Breach. The execution and delivery by the Guarantor of this Guaranty Agreement and the other Loan Documents to which it is a party, the consummation of the transactions herein or therein contemplated, and the compliance with the terms and provisions hereof will not (i) conflict with or result in a breach of, or require any consent under (A) the charter or by-laws of the Guarantor or (B) any applicable law or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or any material agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject in each case in such manner as could reasonably be expected to have a Material Adverse Effect; or (ii) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or property of the Guarantor in each case in such manner as could reasonably be expected to have a Material Adverse Effect.

                  (d) Corporate Action. The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Guaranty Agreement and the Loan Documents to which it is a party; and the execution, delivery and performance by the Guarantor of this Guaranty Agreement and the other Loan Documents to which such Person is a party have been duly authorized by all necessary corporate action on its part. This Guaranty Agreement and the Loan Documents to which the Guarantor is a party constitute the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and general principals of equity.

                  (e) Approvals. Other than consents heretofore obtained or described in the Credit Agreement, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Guarantor of this Guaranty Agreement or the Loan Documents to which it is a party or for the validity or enforceability thereof. It is understood that continued performance by the Guarantor of this Guaranty Agreement and the other Loan Documents to which it is a party will require various filings, such as filings related to environmental matters, ERISA matters, Taxes and intellectual property, filings required to maintain corporate and similar standing and existence, filings pursuant to the Uniform Commercial Code and other security filings and recordings and filings required by the SEC, routine filings in the ordinary course of business, and filings required in connection with the exercise by the Lenders and the Agents of remedies in connection with the Loan Documents.

                  (f) Solvency. The Guarantor (i) is not insolvent and will not be rendered insolvent as a result of this Guaranty Agreement; (ii) is not engaged in a business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with the Guarantor are unreasonably small capital; and (iii) does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

                  (g) No Representation by Agents or Lenders. Neither any Agent, any Lender nor any other Person has made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

         Section 3.2 Covenants. The Guarantor acknowledges that it is has read the Credit Agreement and hereby covenants and agrees to comply with covenants and agreements set forth therein which restrict Restricted Subsidiaries of the Company in so far as such covenants and agreements apply to it.

                                   ARTICLE IV
                          SUBORDINATION OF INDEBTEDNESS

         Section 4.1 Subordination of all Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and obligations of the Company to the Guarantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor. Except for payments permitted by the Credit Agreement, until the Obligations shall be paid and satisfied in full, the Commitments are terminated and the Guarantor shall have performed all of its obligations hereunder and the Loan Documents to which it is a party, the Guarantor shall not receive or collect, directly or indirectly, from the Company any amount upon the Guarantor Claims.

         Section 4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving the Company, the Administrative Agent on behalf of the Agents and the Lenders shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. The Guarantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Agents and the Lenders. Should any Agent or Lender receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to the Guarantor, and which, as between the Company and the Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Obligations and the termination of the Commitments, the Guarantor shall become subrogated to the rights of the Agents and the Lenders to the extent that such payments to the Agents and the Lenders on the Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Agents and the Lenders had not received dividends or payments upon the Guarantor Claims.

         Section 4.3 Payments Held in Trust. In the event that notwithstanding Sections 4.1 and 4.2, the Guarantor should receive any funds, payments, claims or distributions which are prohibited by such Sections, the Guarantor agrees (a) to hold in trust for the Agents and the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Agents and the Lenders; and the Guarantor covenants promptly to pay the same to the Administrative Agent.

         Section 4.4 Liens Subordinate. The Guarantor agrees that, until the Obligations are paid in full and the Commitments terminated, any Liens upon the Company's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens upon the Company's assets securing payment of the Obligations, regardless of whether such encumbrances in favor of the Guarantor, any Agent or Lender presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, the Guarantor, during the period in which any of the Obligations are outstanding or the Commitments are in effect, shall not (a) exercise or enforce any creditor's right it may have against the Company or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of the Company held by the Guarantor.

         Section 4.5 Notation of Records. All promissory notes and, upon the request of the Administrative Agent, all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by the Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.1 Successors and Assigns. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of the Agents and the Lenders and is and shall always be fully binding upon the legal representatives, successors and assigns of the Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting either the Company or the Guarantor.

         Section 5.2 Notices. Any notice or demand to the Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received in the manner provided for in Section 13.2 of the Credit Agreement and to the address of the Guarantor set forth on the signature page to this Guaranty Agreement.

         Section 5.3 Authority of Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guaranty Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty Agreement shall, as between the Agents and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting; and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         Section 5.4 CONSTRUCTION.

                  (a) THIS GUARANTY AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR THE OTHER LOAN DOCUMENTS TO WHICH THE GUARANTOR IS A PARTY MAY BE BROUGHT IN THE DISTRICT COURTS OF NEW YORK COUNTY, NEW YORK OR THE UNITED STATES DISTRICT COURT LOCATED IN SUCH COUNTY, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER THE GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.


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
                  (c) THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT, AS THE CASE MAY BE, AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

                  (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.

                  (e) THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, EACH AGENT AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY LOAN DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 5.4.

         Section 5.5 Survival of Obligations. To the extent that any payments on the Obligations or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Agents' and the Lenders' Liens, rights, powers and remedies under this Guaranty Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Guarantor shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

         Section 5.6 Interest. It is in the interest of the Guarantor and the Agents and the Banks to conform strictly to all applicable usury laws. Accordingly, reference is made to Section 13.6 of the Credit Agreement which is incorporated herein by reference for all purposes.


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         WITNESS THE EXECUTION HEREOF, effective as of the date first written above.



                                     OCEAN ENERGY, INC., a Louisiana corporation


                                     By:    /s/ Stephen A. Thorington
                                            ----------------------------------
                                            Stephen A. Thorington
                                            Senior Vice President, Finance and
                                            Corporate Development

                                     Address for Notices:

                                     c/o Ocean Energy, Inc.
                                     1001 Fannin, Suite 1600
                                     Houston, Texas  77002
                                     Attention:   Stephen A. Thorington
                                     Phone:       (713) 265-6190
                                     Fax:         (713) 265-8024

                                     with a copy to:

                                     1001 Fannin, Suite 1600
                                     Houston, Texas  77002
                                     Attention:   Robert K. Reeves
                                     Phone:       (713) 265-6540
                                     Fax:         (713) 265-8840


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